EXHIBIT 10.4


                                January 18, 2001

Mr. Barry Abrams                                           BY U.S. MAIL
600 Travis, Suite 660                                      BY FAX: 713.228.6605
Houston, Texas 77002

         Re: Case Number H-98-1271; JACK D. ASHABRANNER II VS. CORPORATE EXPRESS DELIVERY SYSTEMS, INC. F/K/A U.S. DELIVERY SYSTEMS, INC., CORPORATE EXPRESS, INC. AND CORPORATE DELIVERY SYSTEMS-SOUTHWEST, INC. F/K/A DISTRIBUTION SOLUTIONS, INC.; IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF TEXAS, HOUSTON DIVISION (THE "LITIGATION")


                  Mutual Release and Contract of Settlement (the "Settlement Agreement") dated June 20, 2000, between Jack D. Ashabranner II ("Ashabranner"), Corporate Express Delivery Systems, Inc. f/k/a U.S. Delivery Systems, Inc. f/k/a Corporate Express, Inc., Corporate Delivery Systems-Southwest, Inc. f/k/a Distribution Solutions, Inc. and United Shipping and Technology, Inc. ("collectively, "Corporate Express").

Dear Mr. Abrams:

         This letter is to confirm our agreement with respect to the captioned Litigation and Settlement Agreement, which Settlement Agreement is incorporated by reference herein as if set forth verbatim. Ashabranner and Corporate Express have agreed to file a joint motion to continue the Litigation in the form attached hereto. Further, Ashabranner and Corporate Express have agreed to amend the Settlement Agreement as follows:

         1. Section 3(d) of the Settlement Agreement is amended by adding the following sentence immediately after the first sentence of this Section:

         "On or before January 26, 2001, USTI will issue and deliver to the escrow agent, for the benefit of Ashabranner and L&S, an additional 500,000 shares of Stock."

         2. Section 3(d)ii of the Settlement Agreement is amended by deleting the words:

         "As soon as practicable following the execution and delivery of this Agreement"

         and inserting in place thereof:

         "On or before March 15, 2001".



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         3.       Except as amended hereby or as necessary to effectuate the purpose of the amendments made herein, the terms of the Settlement Agreement shall remain in full force and effect.

         4. The parties agree to perform all further acts and to execute and deliver all further documents which may be reasonably necessary to carry out the provisions of this amendment to the Settlement.

         If the foregoing is consistent with your understanding of our agreement, please execute where indicated below and return the originally signed document to me. If you do not believe that this letter is consistent with our agreement, please contact me at once.

                                        Very truly yours,

                                        LONDON & SCHAEFFER, LLP

                                        /s/ James H. Hutchinson, III
                                        -------------------------------------
                                        James H. Hutchinson, III
                                        Attorney for Jack D. Ashabranner II

AGREED AND ACCEPTED this 18th day of January, 2001.

/s/ Barry Abrams
---------------------------
Barry Abrams
Attorney for Corporate Express Delivery Systems, Inc.
f/k/a U.S. Delivery Systems, Inc., Corporate Express, Inc.,
Corporate Delivery Systems-Southwest, Inc.
f/k/a Distribution Solutions, Inc.
and United Shipping and Technology, Inc.